                 AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
                             CONDENSED BALANCE SHEET
                          (A DEVELOPMENT STAGE COMPANY)
                                 (IN THOUSANDS)
                                   (UNAUDITED)

ASSETS
                                                       September 30,
                                                           1995
                                                        -----------
Current Assets:
 Cash and cash equivalents                              $         -
 Accounts receivable                                            306
 Other current assets                                            40
                                                        -----------
  Total current assets                                          346
                                                        -----------
Property and Equipment, net                                     250
Other Assets                                                      1
                                                        -----------
  Total Assets                                          $       597
                                                        -----------
                                                        -----------
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
 Accounts payable and accrued
  expenses                                              $     1,942
 Deferred revenue                                               687
 Convertible notes payable                                      645
 Convertible notes payable to related
  parties                                                     4,472
                                                        -----------
  Total current liabilities                                   7,746
                                                        -----------
Stockholders' Deficit:
 Preferred stock -
  Outstanding - 325,000 shares                                  375
 Common stock -
  Outstanding - 540,083 shares                                  247
 Accumulated deficit                                        (7,771)
                                                        -----------
  Total stockholders' deficit                               (7,149)
                                                        -----------
   Total liabilities and stockholders'
    deficit                                             $       597
                                                        -----------
                                                        -----------


         The accompanying notes are an integral part of this statement.

                 AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
                       CONDENSED STATEMENTS OF OPERATIONS
                          (A DEVELOPMENT STAGE COMPANY)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                  Date of
                                                                               Incorporation
                                                   Nine Months   Nine Months   (December 31,
                                                      Ended         Ended         1991) to
                                                    September     September       September
                                                    30, 1994      30, 1995        30, 1995
                                                   -----------   -----------    -----------
NET SALES                                          $     4,303   $       653    $    11,624
COST OF SALES                                            1,029           165          5,319
                                                   -----------   -----------    -----------
  Gross margin                                           3,274           488          6,305
                                                   -----------   -----------    -----------
OPERATING EXPENSES:
  Research and development                               1,688         3,739          9,424
  Marketing and sales                                       56           319            462
  General and administrative                             1,374         1,694          3,839
                                                   -----------   -----------    -----------
    Total operating expenses                             3,118         5,752         13,725
                                                   -----------   -----------    -----------
        Operating income (loss)                            156        (5,264)        (7,420)
OTHER INCOME (EXPENSE), net                                (22)         (187)          (351)
                                                   -----------   -----------    -----------
NET INCOME (LOSS)                                  $       134   $    (5,451)   $    (7,771)
                                                   -----------   -----------    -----------
                                                   -----------   -----------    -----------
NET INCOME (LOSS) PER SHARE                        $       .26   $    (10.09)   $    (21.06)
                                                   -----------   -----------    -----------
                                                   -----------   -----------    -----------
WEIGHTED AVERAGE COMMON
  SHARES                                                   506           540            369
                                                   -----------   -----------    -----------
                                                   -----------   -----------    -----------


        The accompanying notes are an integral part of these statements.

                 AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
                       CONDENSED STATEMENTS OF CASH FLOWS
                          (A DEVELOPMENT STAGE COMPANY)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                             Date of
                                                                          Incorporation
                                            Nine Months    Nine Months    (December 31,
                                               Ended          Ended         1991) to
                                             September      September       September
                                             30, 1994       30, 1995        30, 1995
                                            -----------    -----------     -----------
OPERATING ACTIVITIES:
Net income (loss)                           $       134    $    (5,451)    $    (7,771)
Adjustments to reconcile net income
  (loss) to net cash used in operating
  activities:
    Depreciation and amortization                   122            106             292
    Issuance of preferred stock in
      exchange for technology rights                  -            375             375
    Increases and decreases in assets and
      liabilities:
      Accounts receivable                          (137)           (30)           (306)
      Inventories                                   460             12               -
      Other current assets                         (120)            28             (40)
      Other assets                                    1             50              (1)
      Accounts payable and accrued
        expenses                                   (270)           874           1,942
      Deferred revenue                             (784)           687             687
                                            -----------    -----------     -----------
Net cash used in operating activities              (594)        (3,349)         (4,822)
                                            -----------    -----------     -----------
INVESTING ACTIVITIES:
Capital expenditures                               (273)           (90)           (542)
                                            -----------    -----------     -----------
FINANCING ACTIVITIES:
Convertible notes payable                           641          3,086           5,117
Notes payable to related party                      (31)             -               -
Sale of common stock                                 32            208             247
                                            -----------    -----------     -----------
Net cash provided by financing
  activities                                        642          3,294           5,364
                                            -----------    -----------     -----------
NET DECREASE IN CASH AND
  CASH EQUIVALENTS                                 (225)          (145)              -
CASH AND CASH EQUIVALENTS,
  beginning of period                               546            145               -
                                            -----------    -----------     -----------
CASH AND CASH EQUIVALENTS,
  end of period                             $       321    $         -     $         -
                                            -----------    -----------     -----------
                                            -----------    -----------     -----------


        The accompanying notes are an integral part of these statements.

                 AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                          (A DEVELOPMENT STAGE COMPANY)
                                   (UNAUDITED)


Basis of Presentation

The unaudited condensed balance sheet as of September 30, 1995 and the unaudited condensed statements of operations and cash flows for the nine months ended September 30, 1994 and 1995 and for the period from inception to September 30, 1995 have been prepared on the same basis as the audited financial statements of Old Amati, not included herein, and, in the opinion of management, include all adjustments consisting of normal recurring adjustments necessary for a fair presentation thereof. Operating results for the interim periods are not necessarily indicative of the results that may be expected for the entire fiscal year.

Net Income (Loss) per Share

Net income (loss) per share is based upon the weighted average number of shares outstanding of common stock and common stock equivalents (when dilutive) using the treasury stock method.